SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 7, 2006

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Orleans Homebuilders, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-6830	59-0874323
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Greenwood Square, Suite 101 3333 Street Road, Bensalem, PA	19020
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (215) 245-7500

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Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 Entry into a Material Definitive Agreement.

     On September 7, 2006, the Compensation Committee of the Board of Directors (the “Board”) of Orleans Homebuilders, Inc. (the “Company”), pursuant to the Orleans Homebuilders, Inc. Incentive Compensation Plan, approved the payment of incentive compensation with respect to the Company's fiscal year ended June 30, 2006 for various officers of the Company. Mr. Benjamin D. Goldman, Vice Chairman, was awarded a bonus of $525,000 and Mr. Kyle Upper, Vice President-Land Acquisition, was awarded a bonus of $600,000. Neither Mr. Goldman nor Mr. Upper has a written employment agreement with the Company.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORLEANS HOMEBUILDERS, INC.

Dated: September 13, 2006	By: JOSEPH A. SANTANGELO
Joseph A. Santangelo Chief Financial Officer